UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2010

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)                                  The Annual Meeting of Stockholders of Theravance, Inc. was held on April 27, 2010.

(b)           The table below presents the results of the election to the Company’s board of directors.

	Votes for	Votes withheld
Rick E Winningham	53,531,064	243,578
Jeffrey M. Drazan	35,871,470	17,903,172
Robert V. Gunderson, Jr.	52,818,471	956,171
Arnold J. Levine. Ph.D	37,123,809	16,650,833
Burton G. Malkiel, Ph.D.	53,620,797	153,845
Peter S. Ringrose, Ph.D.	53,644,830	129,812
William H. Waltrip	53,623,097	151,545
George M. Whitesides, Ph.D	52,114,309	1,660,333
William D. Young	52,843,922	930,720

The stockholders also approved the amendment and restatement of the Company’s 2004 Equity Incentive Plan. The table below presents the voting results:

	Affirmative Votes	Negative Votes	Votes Abstained
Approval of amendment and restatement of 2004 Equity Incentive Plan	43,001,578	10,771,639	1,425

The stockholders also ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The table below presents the voting results:

	Affirmative Votes	Negative Votes	Votes Abstained
Ratification of independent registered public accounting firm	58,892,703	184,450	4,111

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Dated: April 30, 2010	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer

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